Exhibit 10.5
CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED BECAUSE THE REGISTRANT HAS DETERMINED THE INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT
to
THE AMENDED AND RESTATED STRATEGIC COLLABORATION AGREEMENT
This First Amendment to the Amended and Restated Strategic Collaboration Agreement (“First Amendment to ARSCA”) is effective as of 05 August 2025 (the “First Amendment to ARSCA Effective Date”) by and between Foresight Diagnostics, Inc., having a principal place of business at 2865 Wilderness Place, Boulder, CO 80301 (“Foresight”), and Allogene Therapeutics, Inc., having a principal place of business at 210 East Grand Avenue, South San Francisco, CA 94080 (“Company”) and amends the Strategic Collaboration Agreement the Parties entered into as of January 3, 2024. Foresight and Company are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS:
WHEREAS, Company plans to expand the countries where its ALPHA3 Clinical Study may be undertaken and the Parties want to plan for clinical trial readiness by adding an additional Workplan 2.
NOW THEREFORE, for good and valuable consideration, the Parties agree as follows:
1)Workplan 2 shall be added into Exhibit A.

2)Any capitalized terms not otherwise defined herein shall have the meaning set forth in the Strategic Collaboration Agreement as amended.

3)The Strategic Collaboration Agreement, as amended forms the entire understanding between the Parties. Except as expressly amended by this First Amendment to the ARSCA, all other terms and conditions of the Strategic Collaboration Agreement shall remain in full force and effect as entered into.

The Parties have caused this First Amendment to the ARSCA, to be executed by their duly authorized representatives.

FORESIGHT DIAGNOSTICS, INC.    ALLOGENE THERAPEUTICS, INC.
BY:    /s/ John Truesdell    BY: /s/ Dan Hunt
NAME: John Truesdell    NAME: Dan Hunt
TITLE: Chief Business Officer    TITLE: VP, Corp & Business Development
DATE: 21/11/2025    DATE: 13/11/2025

Exhibit 10.5

EXHIBIT A

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I. [***]
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a.[***]
b.[***]
c.[***]
d.[***]
e.[***]
f.[***]
II. [***]
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III. Costs
a. The standard fee shall be $35,000 USD and, if additional activities listed in Section 1 are required, the JSC shall agree on the amount of an additional fee to be paid by Company to Foresight not to exceed $200,000. [***]
b. [***]
IV. [***]
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